Universal Technical Institute Reports Fiscal Year 2018 Third Quarter Results

Bloomfield Campus Will Open August 13th

SCOTTSDALE, ARIZ. - August 7, 2018 - Universal Technical Institute, Inc. (NYSE: UTI), the leading provider of transportation technician training, reported financial results for the fiscal 2018 third quarter ended June 30, 2018.

Kim McWaters, UTI’s President and Chief Executive Officer, stated, “While third quarter starts underperformed expectations, particularly in the adult channel, we continue to see progress in leading indicators at the front end of our student pipeline. We generated more higher-converting inquiries and increased enrollment applications by 6.5 percent compared to the same period last year. We expect to build on this momentum. The fourth quarter is seasonally the strongest quarter for starts and will be the first quarter where the positive benefits of our Transformation Plan begin impacting our operating results. We implemented the Transformation plan to optimize performance in marketing, admissions and student services to drive starts in all macro environments and are excited to begin seeing its impact.

“We will hit a major milestone in the fourth quarter as the first class at our new third metro campus in Bloomfield, NJ, will start Monday, August 13th. Prospective students are attracted to our metro campuses, because they can live and work at home while pursuing skills training. Further, these campuses support delivering technicians where industry needs them most. We believe through initiatives such as our metro campus strategy and our Transformation Plan, we are setting the foundation for long-term profitable growth for UTI.”

Financial Results for the Three-Month Period Ended June 30: 2018 Compared to 2017

•
Revenues for the quarter were $74.9 million, compared to $76.3 million for the prior year period. The year-over-year revenue variance was primarily attributable to a 5.1% decrease in UTI’s average student population.

•
Operating expenses for the quarter were $86.7 million, compared to $79.0 million for the prior year period. The increase was primarily attributable to increases in contract services, advertising, goodwill and intangible asset impairment expense, compensation and occupancy costs.

•	Operating loss for the quarter was $11.8 million compared to an operating loss of $2.8 million for the prior year period.

•	Net loss for the quarter was $11.7 million, compared to a net loss of $3.9 million for the prior year period.

•	Loss available for distribution to common shareholders was $13.0 million, or $0.52 per diluted share, compared to a loss of $5.2 million, or $0.21 per diluted share for the prior year period.

•
Earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the three months ended June 30, 2018 was $(7.2) million, compared to $2.1 million for the prior year period. (See “Use of Non-GAAP Financial Information” below.)

Financial Results for the Nine-Month Period Ended June 30: 2018 Compared to 2017

•	Revenues were $236.7 million, compared to $242.9 million for the prior year period. The year-over-year revenue variance was attributable to a 5.2% decrease in UTI’s average student population.

•
Operating expenses were $260.9 million, compared to $243.6 million for the prior year period. The increase was primarily attributable to increases in contract services, advertising, compensation, goodwill and intangible asset impairment expense, occupancy costs, supplies and maintenance and professional accounting services expenses.

•	Operating loss was $24.2 million compared to an operating loss of $0.7 million for the prior year period.

•
Income tax benefit was $3.0 million, compared to an income tax expense of $5.7 million for the prior year period. The current period benefit was primarily a result of the Tax Cuts and Jobs Act, which was enacted in December 2017, as well as the loss before taxes during the quarter.

•	Net loss was $21.7 million, compared to a net loss of $7.4 million for the prior year period.

•	Loss available for distribution to common shareholders was $25.6 million, or $1.02 per diluted share, compared to a loss of $11.3 million, or $0.46 per diluted share for the prior year period.

•
Earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the nine months ended June 30, 2018 was $(10.4) million, compared to $14.1 million for the prior year period. (See “Use of Non-GAAP Financial Information” below.)

•	Our early adoption of the new accounting standard on revenue recognition resulted in a non-cash increase to equity of approximately $37.2 million as of October 1, 2017.

Student Metrics

	Three Months Ended June 30,		Nine Months Ended June 30,
	2018	2017	2018	2017
Total starts	1,548	1,774	4,683	5,023
Average undergraduate full-time student enrollment	9,484	9,990	10,380	10,945
End of period undergraduate full-time student enrollment	9,000	9,458	9,000	9,458

Fiscal 2018 Outlook

•	While fourth quarter starts are expected to grow year over year, full year 2018 student starts are expected to be at or near 2017 levels.

•	Average student population is still expected to be down in the mid-single digits.

•	Revenue is expected to range between $315 million and $320 million.

•	Operating expenses are expected to range between $352 million and $354 million.

•	An operating loss is expected between $32 million and $36 million.

•	EBITDA is expected to be negative.

•	Capital expenditures are expected to be between $23 million and $24 million.

Conference Call
Management will hold a conference call to discuss the 2018 third quarter results on Tuesday, August 7th at 1:30 p.m. PDT (4:30 p.m. EDT). This call can be accessed by dialing 412-317-6790 or 844-881-0138. Investors are invited to listen to the call live at http://uti.investorroom.com/. Please access the website at least 10 minutes early to register, download and install any necessary audio software. A replay of the call will be available on the Investor Relations section of UTI's website for 60 days or the replay can be accessed through August 19, 2018 by dialing 412-317-0088 or 877-344-7529 and entering pass code 10123024.

Use of Non-GAAP Financial Information
This press release and the related conference call contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors, these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and helps to identify underlying trends. Additionally, such measures help compare the Company's performance on a consistent basis across time periods. Management also utilizes EBITDA as a performance measure internally. To obtain a complete understanding of the Company's performance these measures should be examined in connection with net income (loss), determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered an alternative to net income as a measure of the Company's operating performance or profitability. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures are included below.

Safe Harbor Statement
All statements contained herein, other than statements of historical fact, are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon management's current expectations and are subject to a number of uncertainties that could cause actual performance and results to differ materially from the results discussed in the forward-looking statements. Factors that could affect the Company's actual results include, among other things, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new or expanding campuses, potential increased competition, changes in demand for the programs offered by UTI, increased investment in management and capital resources, the effectiveness of the recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic conditions of the Company and other risks that are described from time to time in the Company's public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the Company's filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this press release. Except as required by law, the Company expressly disclaims any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

About Universal Technical Institute, Inc.
With more than 200,000 graduates in its 52-year history, Universal Technical Institute, Inc. (NYSE: UTI) is the nation’s leading provider of technical training for automotive, diesel, collision repair, motorcycle and marine technicians, and offers welding technology and computer numerical control (CNC) machining programs. The company has built partnerships with industry leaders, outfits its state-of-the-industry facilities with current technology, and delivers training that is aligned with employer needs. Through its network of 12 campuses nationwide, UTI offers post-secondary programs under the banner of several well-known brands, including Universal Technical Institute (UTI), Motorcycle Mechanics Institute and Marine Mechanics Institute (MMI) and NASCAR Technical Institute (NASCAR Tech). The company is headquartered in Scottsdale, Arizona. For more information, visit uti.edu.

Company Contact:
Scott Yessner
Interim Chief Financial Officer
Universal Technical Institute, Inc.
(623) 445-0977

Investor Relations Contact:
Kirsten Chapman
LHA Investor Relations
(415) 433-3777
UTI@lhai.com

(Tables Follow)

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(UNAUDITED)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2018	2017	2018	2017
	(In thousands, except per share amounts)
Revenues	$74,890	$76,258	$236,709	$242,934
Operating expenses:
Educational services and facilities	44,737	44,120	134,635	136,108
Selling, general and administrative	41,953	34,922	126,298	107,536
Total operating expenses	86,690	79,042	260,933	243,644
Loss from operations	(11,800)	(2,784)	(24,224)	(710)
Other income (expense):
Interest expense, net	(474)	(559)	(1,405)	(2,020)
Equity in earnings of unconsolidated affiliate	96	116	289	369
Other income, net	307	277	635	712
Total other expense, net	(71)	(166)	(481)	(939)
Loss before income taxes	(11,871)	(2,950)	(24,705)	(1,649)
Income tax expense (benefit)	(158)	967	(3,024)	5,722
Net loss	$(11,713)	$(3,917)	$(21,681)	$(7,371)
Preferred stock dividends	1,309	1,309	3,927	3,927
Loss available for distribution	$(13,022)	$(5,226)	$(25,608)	$(11,298)

Loss per share:
Net loss per share - basic	$(0.52)	$(0.21)	$(1.02)	$(0.46)
Net loss per share - diluted	$(0.52)	$(0.21)	$(1.02)	$(0.46)
Weighted average number of shares outstanding:
Basic	25,186	24,748	25,084	24,679
Diluted	25,186	24,748	25,084	24,679

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2018	Sept. 30, 2017
Assets	(In thousands)
Current assets:
Cash and cash equivalents	$55,968	$50,138
Restricted cash	13,419	14,822
Trading securities	—	40,020
Held-to-maturity investments	243	7,759
Receivables, net	14,833	15,197
Notes receivable, current portion	5,198	—
Prepaid expenses and other current assets	18,836	18,890
Total current assets	108,497	146,826
Property and equipment, net	113,732	106,664
Goodwill	8,222	9,005
Notes receivable, less current portion	32,432	—
Other assets	11,109	11,607
Total assets	$273,992	$274,102

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$38,710	$37,481
Deferred revenue	25,847	41,338
Accrued tool sets	2,706	2,764
Dividends payable	1,309	—
Financing obligation, current portion	1,264	1,106
Income tax payable	—	490
Other current liabilities	3,428	3,210
Total current liabilities	73,264	86,389
Deferred tax liabilities, net	329	3,141
Deferred rent liability	10,914	6,887
Financing obligation	41,061	42,035
Other liabilities	9,815	9,874
Total liabilities	135,383	148,326

Commitments and contingencies

Shareholders’ equity:
Common stock, $0.0001 par value, 100,000,000 shares authorized, 32,051,892 shares issued and 25,186,995 shares outstanding as of June 30, 2018 and 31,872,433 shares issued and 25,007,536 shares outstanding as of September 30, 2017	3	3
Preferred stock, $0.0001 par value, 10,000,000 shares authorized; 700,000 shares of Series A Convertible Preferred Stock issued and outstanding as of June 30, 2018 and September 30, 2017, liquidation preference of $100 per share	—	—
Paid-in capital - common	186,372	185,140
Paid-in capital - preferred	68,853	68,853
Treasury stock, at cost, 6,864,897 shares as of June 30, 2018 and September 30, 2017	(97,388)	(97,388)
Retained deficit	(19,231)	(30,832)
Total shareholders’ equity	138,609	125,776
Total liabilities and shareholders’ equity	$273,992	$274,102

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended June 30,
	2018	2017
	(In thousands)
Cash flows from operating activities:
Net loss	$(21,681)	$(7,371)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,891	10,726
Amortization of assets subject to financing obligation	2,012	2,012
Goodwill and intangible asset impairment expense	1,164	—
Unrealized gains on trading securities	—	(10)
Bad debt expense	1,191	503
Stock-based compensation	1,245	1,992
Deferred income taxes	(2,812)	—
Equity in earnings of unconsolidated affiliate	(289)	(369)
Training equipment credits earned, net	116	(710)
Other gains, net	71	50
Changes in assets and liabilities:
Restricted cash	46	(11,050)
Receivables	175	2,453
Prepaid expenses and other assets	(1,342)	358
Other assets	(31)	263
Notes receivable	(421)	—
Accounts payable and accrued expenses	556	(11,359)
Deferred revenue	(15,491)	(19,451)
Income tax payable/receivable	(1,490)	3,052
Accrued tool sets and other current liabilities	507	768
Deferred rent liability	4,027	(1,622)
Other liabilities	148	(70)
Net cash used in operating activities	(22,408)	(29,835)
Cash flows from investing activities:
Purchase of property and equipment	(17,088)	(6,497)
Proceeds from disposal of property and equipment	9	1
Purchase of investments	—	(9,671)
Proceeds received upon maturity of investments	7,497	1,687
Purchase of trading securities	(894)	(41,585)
Proceeds from sales of trading securities	40,902	1,799
Capitalized costs for intangible assets	(325)	(325)
Return of capital contribution from unconsolidated affiliate	229	352
Restricted cash: other	1,355	3,407
Net cash provided by (used in) investing activities	31,685	(50,832)
Cash flows from financing activities:
Payment of preferred stock cash dividend	(2,618)	(2,618)
Payment of financing obligation	(816)	(673)
Payment of payroll taxes on stock-based compensation through shares withheld	(13)	(10)
Net cash used in financing activities	(3,447)	(3,301)
Net increase (decrease) in cash and cash equivalents	5,830	(83,968)
Cash and cash equivalents, beginning of period	50,138	119,045
Cash and cash equivalents, end of period	$55,968	$35,077

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP FINANCIAL INFORMATION TO NON-GAAP FINANCIAL INFORMATION
(UNAUDITED)

Reconciliation of Net Loss to EBITDA

	Three Months Ended June 30,		Nine Months Ended June 30,
	2018	2017	2018	2017
	(In thousands)
Net loss	$(11,713)	$(3,917)	$(21,681)	$(7,371)
Interest expense, net	474	559	1,405	2,020
Income tax expense (benefit)	(158)	967	(3,024)	5,722
Depreciation and amortization	4,192	4,537	12,923	13,698
EBITDA	$(7,205)	$2,146	$(10,377)	$14,069

UNIVERSAL TECHNICAL INSTITUTE, INC. AND SUBSIDIARIES
SELECTED SUPPLEMENTAL INFORMATION
(UNAUDITED)

Selected Supplemental Financial Information

	Three Months Ended June 30,		Nine Months Ended June 30,
	2018	2017	2018	2017
	(In thousands)
Salaries expense	$34,879	$33,692	$103,779	$104,416
Employee benefits and tax	7,168	7,697	22,869	22,465
Bonus expense	1,560	830	6,274	2,910
Stock-based compensation	145	557	1,295	2,042
Total compensation and related costs	$43,752	$42,776	$134,217	$131,833

Advertising expense	$10,722	$9,255	$32,891	$29,074
Occupancy expense, net of subleases	$9,672	$9,244	$28,396	$28,087
Contract service expense	$3,988	$1,799	$10,887	$6,037
Supplies and maintenance	$2,021	$2,066	$6,187	$5,572
Goodwill and intangible asset impairment expense	$1,164	$—	$1,164	$—
Professional accounting services expense	$325	$363	$1,608	$998

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